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This is filed pursuant to Rule 497(c).
File Nos. 33-42034 and 811-06372.

















































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(LOGO)(R)                            ALLIANCE INCOME BUILDER FUND
_________________________________________________________________
                                                 November 1, 1995

Supplement to Prospectus dated November 1, 1995 for Missouri
Investors

    The Fund may also engage in active short-term trading to benefit from yield disparities among different issues of securities, to seek short-term profits during periods of fluctuating interest rates, or for other reasons. Short-term trading activity increases the Fund's transaction costs, rate of turnover and the incidence of short-term capital gain taxable as ordinary income.

(R) This is a registered mark used under license from the owner, Alliance Capital Management L.P.


































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